EXHIBIT 99.2
CONSENT OF DIRECTOR NOMINEE
     I hereby consent to being named in the Registration Statement on Form S-4 (File No. 333-130226) and in the accompanying Proxy Statement/Prospectus forming a part thereof filed by Lincoln National Corporation and any amendments thereto, as a person who will become a director of Lincoln National Corporation.

Dated: February 13, 2006	/s/ David A. Stonecipher
Signature

/s/ David A. Stonecipher
Name

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